                                                                     CLASS Z

                                    NUMBER                                                             SHARES

                                                     PRUDENTIAL PACIFIC GROWTH FUND, INC.
                                              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


                        ACCOUNT No.   ALPHA CODE                                                 CUSIP 743941 403
                                                                         SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


                  THIS IS TO CERTIFY that


                                                           SPECIMEN




                  is the owner of

                            FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF
                  ------------------------PRUDENTIAL PACIFIC GROWTH FUND, INC.------------------------------------------------

                  hereafter called the "Corporation", transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

                            This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Charter and By-Laws of the Corporation and all amendments thereof, copies of which are on file at the office of the Corporation, to all of which the holder, by acceptance hereof assents.

                                This Certificate is not valid unless countersigned by the Transfer Agent.
                                    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Corporate Seal.




                                               Dated:


                  [SEAL]


                                                              /s/ S. Jane Rose                      /s/ Laurence C. McQuade
                                                                  Secretary                                       President



                  COUNTERSIGNED:
                      PRUDENTIAL MUTUAL FUND SERVICES, INC.
                                   (NEW JERSEY)
                                                TRANSFER AGENT,
                  BY


                                               AUTHORIZED OFFICER


